Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Delta-Omega Technologies, Ltd.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                   DELTA-OMEGA
                               Technologies, Ltd.
                 "Setting the standard for a safer environment"


                                 P.O. Box 81518
                            Lafayette, LA 70598-1518


                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2000


To the shareholders of Delta-Omega Technologies, Inc.:

An Annual Meeting of the shareholders of Delta-Omega Technologies, Inc. will be held at 119 Ida Road, Broussard, Louisiana, at 10:00 A.M., (CST) on Tuesday, April 25, 2000, or at any adjournment or postponement thereof, to vote upon the election of directors, to ratify the reappointment of auditors and to transact such other business as may properly come before the meeting.

Details relating to this matter are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on March 24, 2000 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. THE DELIVERY OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            ----------------------------------
                                            L.G. Schafran
                                            Chairman of the Board


March 27, 2000

                                 PROXY STATEMENT

                         DELTA-OMEGA TECHNOLOGIES, INC.
                     c/o American Securities Transfer, Inc.
                                  P.O. Box 1596
                              Denver, CO 80201-1596
                                 (303) 234-5300

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2000

--------------------------------------------------------------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta-Omega Technologies, Inc. a Colorado corporation, to be voted at an Annual Meeting of Shareholders of Delta-Omega ("Annual Meeting") to be held at 10:00 A.M. on April 25, 2000 at 119 Ida Road, Broussard, Louisiana, or at any adjournment or postponement thereof. Delta-Omega anticipates that this Proxy Statement and accompanying form of Proxy will be first mailed or given to all shareholders of Delta-Omega on or about March 27, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast FOR the proposals presented. The vote of a majority of the shares represented at the meeting in person or by proxy will be required to enact any or all of the proposals.

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to Delta-Omega, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting that the proxy be returned.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith and all of soliciting proxies will be paid by Delta-Omega. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of Delta-Omega by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on record date by such persons, and Delta-Omega may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

A copy of Delta-Omega's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1999 is included with this proxy.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

The close of business on March 24, 2000, has been fixed by the Board of Directors of Delta-Omega as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At such date, there were outstanding approximately 15,918,319 shares of Delta-Omega's $.001 par value common stock (hereinafter referred to as the "common stock"), each of which entitles the holder thereof to one vote per share on each matter which may come before the meeting. Additionally, there are outstanding 1,335,000 shares of $.001 Series B Convertible Exchangeable Preferred Shares and 2,396,667 shares of $.001 Series C Convertible Exchangeable Preferred Shares, each entitled to one vote per share. The Series B and Series C Convertible
Exchangeable Preferred Shares are hereinafter referred to collectively as the "preferred stock." The shares of preferred stock vote together with the common stock as a single class except upon amendments of rights and preferences for the preferred stock. Cumulative voting is not permitted. Delta-Omega has no other class of voting securities outstanding.

A majority of the issued and outstanding shares of Delta-Omega's common stock and preferred stock entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholder's meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 30, 1999, the common stock ownership of each person known by Delta-Omega to be the beneficial owner of five percent or more of Delta-Omega's common and preferred stock ("Principal Shareholders"), all Directors and Officers individually and all Directors and Officers of Delta-Omega as a Group. Except as noted, each person has sole voting and investment power with respect to the shares shown. All shares are "restricted securities" and as such are subject to limitations on resale. The shares may be sold pursuant to Rule 144 under certain circumstances. There are no contractual arrangements or pledges of Delta-Omega's securities, known to Delta-Omega, which may at a subsequent date result in a change of control of Delta-Omega.


                                    Amount of Beneficial
                                        Ownership (1)
                                        -------------


                                      Common and
Name and Address of                   Preferred       Options and                   Percent of
 Beneficial Owner                       Stock         Warrants (2)       Total      Class (3)
 ----------------                       -----         ------------       -----      ---------

L.G. Schafran (4)                         --              -0-             -0-           0%
Riverside Drive #14B
New York, NY 10024

Richard A. Brown (5)                    618,206           -0-           618,206        3.15%
993 Park Ave. 6N
New York, NY  10028

James V. Janes, III (6)                 201,038           -0-           201,038        1.02%
118 Village Green
Youngsville, LA  70592

David H. Peipers (7)                   2,034,489          -0-          2,034,489      10.35%
610 Tenth Avenue - Suite 605
New York, NY 10020

Vernon Taylor, Jr. (8)                 2,196,147          -0-          2,196,147      11.18%
1670 Denver Club Building
Denver, CO 80202

The Winsome Limited Partnership        1,881,742          -0-          1,881,742       9.58%
F/K/A Crossroads Limited
Partnership (8)
610 Tenth Avenue - Suite 605
New York, NY 10020

GAMI Investments, Inc. (10)            1,321,163          -0-          1,321,163       6.72%
Two Riverside Plaza
Suite 1100
Chicago, IL 60606

Marian A. Bourque                         -0-             -0-             -0-           0%
P.O. Box 81518
Lafayette, LA 70598-1518

All Directors & Officers as a Group    2,853,733          -0-          2,853,733      14.52%
(Five Persons) (11)


1) Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through means, including, but not limited to, the exercise of any option, warrant or conversion of a security. In making this calculation, options and warrant which are significantly "out-of-the-money" and therefore unlikely to be exercised within sixty days are not included in the calculation of beneficial ownership. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

2) As a result of a substantial decrease in Delta-Omega's market price from the prior year, the outstanding options and warrants to purchase common stock held by the principal shareholders, directors and officers of Delta-Omega have been excluded from the calculation of beneficial ownership this year.

3) As of November 30, 1999, there were 15,918,319 shares of common stock, 1,335,000 shares of Series B Convertible Exchangeable Preferred Stock and 2,396,667 shares of Series C Convertible Exchangeable Preferred Stock issued and outstanding. Each share of the Series B and Series C Convertible Exchangeable Preferred stock is entitled to one vote and votes together with the common stock as a single class except upon matters relating to the amendment of rights and preferences for the preferred stock. Accordingly, there are 19,649,986 shares of capital stock entitled to vote upon ordinary matters and the percentages in this column are based upon such number of shares.

4) Mr. Schafran's wife owns 471,964 shares of common stock, 131,667 shares of preferred stock and warrants to purchase 211,667 shares of common stock. Mr. Schafran disclaims beneficial ownership of the stock owned by his wife.

5) Mr. Brown owns 551,526 shares of common stock. Mr. Brown could be considered a beneficial owner of 66,680 shares of common stock held in custodial account for his son, Alexander J. Brown.

6) Mr. Janes owns 194,078 shares of common stock. He could be considered a beneficial owner of 6,960 held in joint tenancy with his mother.

7) Mr. Peipers owns 152,747 shares of common stock. Mr. Peipers could be considered a beneficial owner of 1,681,626 shares of common stock and 130,000 shares of preferred stock held by The Winsome Limited Partnership F/K/A Crossroads Limited partnership, of which Mr. Peipers is General Partner. Mr. Peipers could also be considered a beneficial owner of 20,116 common shares and 50,000 shares of preferred stock held by Cornerhouse Limited Partnership, an affiliate of Winsome.

8) Mr. Taylor owns 428,579 shares of common stock, 200,000 shares of preferred stock. Mr. Taylor could be considered a beneficial owner of 435,000 shares of common stock held by a family member and 284,000 shares of common stock held by a corporation for which Mr. Taylor is an officer. Mr. Taylor could also be considered a beneficial owner of 277,097 shares of common stock and 400,000 shares of preferred stock held by the Ruth and Vernon Taylor Foundation and 65,000 shares of preferred stock, and 106,471 shares of common stock held by the Sara Taylor Swift Revocable Trust, since Mr. Taylor is a trustee of both.

9) The Winsome Limited Partnership F/K/A Crossroads Limited Partnership, is an entity for which David H. Peipers is the General Partner. The Winsome
     Limited Partnership owns 1,681,626 shares of common stock and 130,000 shares of preferred stock. The Winsome Limited Partnership could also be considered a beneficial owner of 20,116 shares of common stock and 50,000 shares of preferred stock held by Cornerhouse Limited Partnership, an affiliate of The Winsome Limited Partnership.

10) GAMI Investments, Inc., a Delaware Corporation, owns 387,830 shares of common stock and 933,333 shares of preferred stock.

11) The Directors and Officers as a group (five persons) beneficially own 2,673,733 shares of common stock, and 180,000 shares of preferred stock.

                        DIRECTORS AND EXECUTIVE OFFICERS
                              ELECTION OF DIRECTORS

The Board of Directors currently consists of four (4) members: L.G. Schafran, James V. Janes, III, Richard A. Brown and David H. Peipers. The Board has received and accepted Mr. Browns resignation from the Board effective December 31, 1999. The Board proposes that the three (3) remaining directors be re-elected as directors of Delta-Omega, to hold office until the next annual meeting of shareholders and until such director's successor is duly elected and qualified. Each nominee has consented to be named as a nominee and, to the present knowledge of Delta-Omega, is willing to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Annual Meeting (a situation which is not expected), proxies with respect to which no contrary direction is made will be voted in favor of those who remain as candidates and may be voted for substitute nominees.

The Executive Officers and Directors of Delta-Omega and their ages and positions are as follows:

Name                    Age     Position                Period From Which Served
----                    ---     --------                ------------------------

L.G. Schafran           60      Chairman of the Board   January 96

James V. Janes, III     51      President, CEO and      October 89
                                Director

Richard A. Brown        51      Director                October 90

David H. Peipers        42      Director                February 96

Marian A. Bourque       39      Chief Financial and     April 96
                                Accounting Officer,
                                Secretary & Treasurer

Delta-Omega has no knowledge of any arrangement or understanding in existence between any Executive Officer or Director named above and any other person pursuant to which any such Executive Officer or Director was or is to be elected to such office or offices. All Officers of Delta-Omega serve at the pleasure of the Board of Directors. No family relationships exist among the Directors or Executive Officers of Delta-Omega. There is no person who is not a designated officer who is expected to make any significant contribution to the business of Delta-Omega.

The Board of Directors has five committees, which are as follows:

                                                          Number of Meetings
                                                          During Last Fiscal
Name of Committee              Directors Serving                 Year
-----------------              -----------------                 ----

Nominating Committee         L.G. Schafran, Chairman               1
                             James V. Janes, III
                             Richard A. Brown

Executive Committee          L.G. Schafran, Chairman               1
                             James V. Janes, III
                             Richard A. Brown

Audit Committee              L.G. Schafran, Chairman               1
                             David H. Peipers
                             Richard A. Brown

Compensation and Options     James V. Janes, III, Chairman         1
Committee                    Richard A. Brown
                             L.G. Schafran

The Nominating Committee selects Director nominees and will consider suggestions by shareholders for names of possible future nominees delivered in writing to the Secretary of Delta-Omega on or before November 1 in any year. The Executive Committee performs strategic planning and recommends company policies and direction to the Board. The Audit Committee recommends the engagement and discharge of independent auditors, directs and supervises special investigations when necessary, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees and reviews the scope and results of Delta-Omega's procedures for internal auditing and the adequacy of its system of internal accounting controls. The Compensation and Options Committee recommends to the Board the compensation arrangements for senior management and Directors, adoption of compensation plans in which Officers and Directors are eligible to participate and the granting of stock options or other benefits under compensation plans.

The Board of Directors had 2 meetings during the last fiscal year. No Director attended less than 75 percent of the meetings of the Board and the meetings of the committee on which the respective Directors served held during the Director's tenure.

Directors' expenses, if any, are reimbursed, including travel, lodging and a per diem of $150 for out of town travel deemed necessary and in the best interests of Delta-Omega. Directors are paid no other fees for service as a member of Delta-Omega's Board of Directors.


L.G. Schafran - Mr. Schafran has been Chairman of the Board of Directors since January 1996. Since August, 1997, Mr. Schafran has been a Director of COMSAT Corporation, a NYSE listed global provider of satellite services and digital networking services, products and technologies. Mr. Schafran is also presently a director of PubliCard, Inc., a holding company engaged in the development of smartcard infrastructure and application systems, Kasper ASL, Ltd., a New York/New Jersey-based leading manufacturer of womens' suits and Tarragon Realty Investors, Inc., a real estate investment company. Within the last five years, Mr. Schafran has also been a director of Capsure Holdings Corp., a NYSE listed property and casualty insurer, Oxigene, Inc., a publicly-traded pharmaceuticals manufacturer specializing in cancer treatment protocols; Glasstech, Inc., a manufacturer of glass bending and tempering equipment and Chairman of the Executive Committee of Dart Group Corporation, a NASDAQ listed company. Since 1984, Mr. Schafran has also acted as the Managing General Partner of LG Schafran & Associates, a New York City based real estate investment and development company. Mr. Schafran earned a BBA from the University of Wisconsin in 1960 and an MBA also from the University of Wisconsin in 1961.


James V. Janes, III - Mr. Janes has been a Director of Delta-Omega since October 1989 and President since January 1996. Mr. Janes was General Manager of Delta-Omega Technologies, Ltd., Delta-Omega's wholly owned subsidiary, from November 1989 to December 1990. From 1977 to 1989, Mr. Janes was President of Janes Industries, Inc., a Louisiana corporation licensed as a general contractor. Mr. Janes served in the U.S. Air Force, earning the Distinguished Flying Cross, and between 1973 and 1977 was an instructor and evaluator with the 58th TAC Fighter Squadron at Eglin Air Force Base in Florida. Mr. Janes earned a B.S. from Northwestern State University in 1970.


David H. Peipers - Mr. Peipers has been a Director of Delta-Omega since February 1996. Mr. Peipers was a co-founder and is Vice-Chairman of Bedminster Bioconversion Corporation, a private company which designs and develops large scale composting facilities for the treatment of organic waste streams until it's sale closes which is expected to occur in the first quarter of 2000. He is also an active private investor in and director of various companies, including Thorn Tree Resources, LLC, Segrets, Inc. until it was sold in 1999 to Liz Claiborne, Cyto Ltd., and SK Technologies. Mr. Peipers earned an A.B. from Harvard College in 1978 and a J.D. from Harvard Law School in 1981.


Marian A. Bourque - Ms. Bourque has been Chief Financial and Accounting Officer, Secretary and Treasurer of Delta-Omega since April 1996. Ms. Bourque was
Controller of Delta-Omega from December 1994 to April 1996. Her past associations include Broussard, Poche, Lewis and Breaux CPA Firm, where she was active in the Management Advisory Department and Adobe Oil and Gas, where she was the Accounts Payable Supervisor. Ms. Bourque, a Certified Public Accountant, earned a B.S. in Accounting from the University of Southwestern Louisiana in 1993.



EXECUTIVE COMPENSATION

None of Delta-Omega's Officers or Directors received direct remuneration of $100,000 or more during the fiscal year ended August 31, 1999.



Summary Compensation Table
--------------------------

                 Annual Compensation                      Long Term Compensation
                 -------------------                      ----------------------

                                                                  Securities
Name and                                              Restricted  Underlying
Principal                                                Stock     Options    Compen-
Position    Year ($)  Salary ($)  Bonus ($)  Other ($)   Awards    /SAR's    sation ($)
--------    --------  ----------  ---------  ---------   ------    ------    ----------

J.V. Janes   1999      $90,856     $  --      $  --       --         --        $  --
CEO and      1998      $87,200     $  --      $  --       --         --        $  --
President    1997      $77,000     $  --      $  --       --         --        $  --


The Board of Directors has approved a Management Bonus Pool which is based on 12% of annual gross profits (before taxes) in excess of $500,000. Bonuses will be paid to persons filling designated positions, including Directors. The total pool may not exceed $4,000,000 annually.


Stock Option Plans

Delta-Omega's policy is to grant options to purchase common stock to directors, officers or key employees as part of an incentive program. In addition to the grants under this program, Delta-Omega grants options to purchase common stock to individuals as compensation for services rendered in lieu of cash. On January 17, 1991, Delta-Omega established a non-qualified stock option plan (the 1991
Plan) under which 1 million options to purchase common stock were made available. In fiscal year 1994, Delta- Omega amended the 1991 non-qualified stock option plan to authorize the issuance of an additional 600,000 options. All options are non-compensatory and are issued at or above the market price on the date the option is granted.

Delta-Omega's Compensation and Options Committee determines the term of each grant and when it becomes exercisable. The options expire three years from the date of grant. As of November 30, 1999, there were 509,000 outstanding options issued under the 1991 Plan and 1,460,864 outstanding options issued outside the Plan.

1999 Option Exercises and Year-End Option Value Table
-----------------------------------------------------

The following table provides information on options exercised in 1999 by the executive officers named in the Summary Compensation Table, the number of unexercised options each of them held at August 31, 1999, and the value of unexercised "in-the-money" options each of them held as of that date. No SAR's were outstanding at any time during 1999.

                                                                       Value of Unexercised
                                        Number of Unexercised        In-The-Money Options at
                                      Options at 1999 Year-End          1999 Year-End (1)
                                      ------------------------          -----------------
              Shares
            Acquired on    Value
   Name      Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
   ----      --------     --------   -----------   -------------   -----------   -------------
J.V. Janes      --           --        221,500          --             -0-            --


(1) The values shown in the table are based on the $0.30 closing price of Delta-Omega's Common Stock on August 31, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are any transactions, or series of similar transactions, for Delta-Omega's last two fiscal years, or any currently proposed transactions, or series of similar transactions, to which Delta-Omega or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of Delta-Omega's Officers, Directors or Principal Shareholders had, or will have, a direct or indirect material interest, naming such person and indicating the person's relationship to Delta-Omega, the nature of such person's interest in the transaction(s), the amount of such transaction(s) and, where practical, the amount of such person's interest in the transaction(s):

During fiscal year 1999, Delta-Omega negotiated nine (9) promissory notes totaling $270,000 with related parties, of which $225,000 were with members of the board of directors, in order to maintain its current level of operations. Each promissory note bears an interest rate of 8.25% per annum. These notes are short-term and were due during the fiscal year 1999. Extensions were negotiated on these notes which are included as current liabilities in the balance sheet. Related party notes totaled $192,000 as of November 30, 1999.

Delta-Omega expects to repay these loans with funds generated from continuing operations or proceeds from the sale of common stock previously authorized by the board of directors; however these directors may elect to convert the debt into equity.

Thorn Tree Resources LLC along with Environmental Concepts, Inc. are investors in ECI Louisiana LLC, which is a substantial customer of Delta Omega in the area of oil field chemicals for marine and land based drilling mud vessel cleaning. David H. Peipers is both the Manager of Thorn Tree Resources LLC and a Director of Delta Omega. Thorn Tree agreed to participate in the ECI Louisiana venture once Delta-Omega determined that it was unable to participate in this venture. ECI is headed by the former sales manager of Delta Omega, David Ball.


REAPPOINTMENT OF AUDITORS

The Board of Directors has selected Broussard, Poche, Lewis and Breaux LLP as the independent certified public accountants to audit the books, records and accounts of Delta-Omega for its 2000 fiscal year, pending shareholder approval of such appointment. Broussard, Poche, Lewis and Breaux LLP has worked in conjunction with Arthur Andersen & Company LLP, Delta-Omega's independent auditor at that time, since the 1994 fiscal year and is, therefore, familiar with the business and financial procedures of Delt Omega. To the knowledge of Delta-Omega neither this firm nor any of its members has any direct or material indirect financial interest in Delta-Omega nor any connection with Delta-Omega in any capacity other than as independent auditor. Although the ratification of reappointment is not required to be submitted for shareholder approval, it is a common practice as a courtesy to shareholders. A failure to approve this proposal will not affect Delta-Omega's plans for this year, but could affect its decisions in coming years. It has not yet been determined whether a representative of Broussard, Poche, Lewis and Breaux LLP will attend the Annual Meeting. Delta-Omega recommends approval of this resolution.


COMPLIANCE WITH SECTION 16(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

Based solely on a review of reports filed with Delta-Omega, all Directors and Executive Officers timely filed all reports regarding transactions in Delta-Omega's securities required to be filed during the last fiscal year by
Section 16(a) under the Securities Exchange Act of 1934.


SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the year 2001 Annual Meeting of Shareholders must be received by Delta-Omega on or before November 10, 2000 in order to be eligible for inclusion in Delta-Omega's Proxy Statement and form of Proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors


                                              L.G. Schafran
                                              Chairman of the Board
March 27, 2000

                         ANNUAL MEETING OF SHAREHOLDERS
                         DELTA-OMEGA TECHNOLOGIES, INC.

                                      PROXY


The undersigned shareholder of Delta-Omega Technologies, Inc., a Colorado corporation, hereby appoints L.G. Schafran, Chairman of the Board of Delta-Omega Technologies, Inc., my proxy to attend and represent me at the annual meeting of the shareholders of Delta-Omega to be held on April 25, 2000 at 10:00 A.M.
(CST), and at any adjournment thereof, and to vote my shares on any matter or resolution which may come before the meeting and to take any other action which I could personally take if present at the meeting.

1. Election of Directors: Management has nominated the three following persons to stand for election. You may vote "for" or you may withhold your vote from any of those persons and vote "for a person nominated by others or write in your own nominee. To date, no one has been nominated by anyone other than management.

         a)   L.G. Schafran                          For              ______
                                                     Withhold         ______

         b)   James V. Janes, III                    For              ______
                                                     Withhold         ______

         c)   David H. Peipers                       For              ______
                                                     Withhold         ______

         d)   ___________________                    For              ______
                 Other                               Withhold         ______

2)   Reappointment of Auditors:

RESOLVED, that the reappointment of Broussard, Poche, Lewis and Breaux LLP as the auditing firm for the corporation is hereby ratified.

For  _______         Against  _______        Abstained  _______


Failure to check any of these boxes for each proposal will give management the authority to vote the proxy at their discretion. This Proxy gives authority to my Proxy to vote for me on such other matters as may properly come before this meeting.


                                    Shares Owned: _____________________________

                                    Dated:        _____________________________

                                    ___________________________________________
                                              Signature of Shareholder
                                   (Sign exactly as name appears on certificate)

                                    ___________________________________________
                                             Signature if held jointly